                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)     September 17, 1997
                                                     ---------------------------


                            OMEGA ENVIRONMENTAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                         Commission File Number 0-20267



            DELAWARE                                     91-1499751
(STATE OR OTHER JURISDICTION OF            (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)



                     19805 NORTH CREEK PARKWAY, PO BOX 3005
               BOTHELL, WASHINGTON                     98041-3005
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)



                                  425-486-4800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


--------------------------------------------------------------------------------
(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
REPORT)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.   OTHER EVENTS

          UNAUDITED FINANCIAL STATEMENT INFORMATION

          On September 17, 1997, the Registrant filed unaudited financial statement information as of and for each of the months ended July 31, 1997 and June 30, 1997 with related note with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related note to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          EXHIBITS

          99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended July 31, 1997 and June 30, 1997 with related Note to Financial Statement Information.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OMEGA ENVIRONMENTAL, INC.
                                             (Registrant)




Date:  September 17, 1997                         /s/ Bradley S. Powell
                                             -----------------------------------
                                                     Bradley S. Powell
                                             Vice President/Corporate Controller